Exhibit 10.18

AMENDMENT NO. 3

TO THE

FULL SCALE SYSTEM DEVELOPMENT CONTRACT

No. IS-10-021

Between

IRIDIUM SATELLITE LLC

And

THALES ALENIA SPACE FRANCE

for the

IRIDIUM NEXT SYSTEM

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE

COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST.

OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED

SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

PREAMBLE

This Amendment No. 3 (this “Amendment”) to the Full Scale System Development Contract No. IS-10-021 signed on June 1, 2010 between Iridium Satellite LLC and Thales Alenia Space France for the Iridium NEXT System (as heretofore and hereby amended, the “Contract”) is entered into on this 25th day of October, 2010 by and between Thales Alenia Space France, a company organized and existing under the laws of France, having its registered office at 26 avenue Jean François Champollion 31100 Toulouse – FRANCE (“Contractor”), and Iridium Satellite LLC, a limited liability company organized under the laws of Delaware, having an office at 1750 Tysons Boulevard, Suite 1400, McLean, VA 22102 - USA (“Purchaser”).

RECITALS

WHEREAS, the Contract provides a mechanism for the conversion of the firm fixed price Euro portion of the Contract into U.S. Dollars on the date of Financial Close;

WHEREAS, Purchaser has made certain payments under the Authorization to Proceed between Contractor and Purchaser denominated in U.S. Dollars and in Euros as further described in this Amendment;

WHEREAS, the Parties have determined that the mechanism contemplated by Article 4.2.3 of the Contract does not properly reflect the intent of the Parties in respect of the conversion of the firm fixed price Euro portion of the Contract into U.S. Dollars on the date of Financial Close; and

WHEREAS, the Parties wish to amend the Contract to, among other things, reflect the U.S. Dollar denominated Base Contract Price, reflect the actual price of the foreign exchange Option provided for in Amendment No. 1 to the Contract, correct the definition of Payment Strip and make certain other conforming changes;

NOW, THEREFORE, in consideration of the premises and for good and valuable consideration, the receipt and adequacy of which are hereby expressly acknowledged, and intending to be legally bound, the Parties hereby agree as follows:

Article 1: Capitalized terms used but not defined in this Amendment shall have the meanings ascribed thereto in the Contract.

Article 2: Article 4.1 of the Contract is amended by deleting such Article in its entirety and inserting in lieu thereof the following:

Pre-Conversion Contract Price

Prior to [***], the total price for the Work to be performed under this Contract shall include firm fixed price Euro and U.S. Dollar portions as follows:

Firm fixed price Euro portion:	€ 1,056,432,400
Firm fixed price U.S. Dollar portion:	$ 860,781,321*

Iridium / Thales Alenia Space Confidential & Proprietary CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.	1

* The firm fixed price U.S. Dollar portion includes an [***] for the [***]. Such [***] includes a fixed price component of [***] and a time and materials portion expected to be [***]. If the price for this [***] is less or more than [***], the firm fixed price U.S. Dollar portion under this Contract shall be accordingly [***]. Contractor agrees and acknowledges that it shall endeavor on a reasonable efforts basis to [***], including the fixed price and time and materials portions thereof.

Article 3: Article 4.2.3 of the Contract is amended by deleting such Article in its entirety and inserting in lieu thereof the following:

Conversion Rate Calculation. Each Payment Strip shall be converted from a Euro denomination to a U.S. Dollar denomination by determining [***]. The Euro portion of the ATP Balance shall be converted to U.S. Dollars utilizing the Spot Rate. The total firm fixed price for the Work to be performed under this Contract (the “Base Contract Price”) shall be the [***]. Following [***], the Parties shall promptly confirm in writing the total U.S. denominated Base Contract Price and applicable Milestone Payments.

Article 4: Article 4.3 of the Contract is hereby amended by deleting such Article in its entirety and inserting in lieu thereof the following:

Authorization to Proceed

Upon Financial Close, all Milestone payments made by Purchaser to Contractor under the ATP shall be credited to the Base Contract Price on a Euro for Euro and U.S. Dollar for U.S. Dollar basis, and the performance of the Work shall continue under the terms of this Contract. Following Financial Close, Purchaser and/or Contractor (as provided for in the definitive financing documents) shall promptly submit to the agent under the Finance Facility an invoice for drawing thereunder, subject to the requirements, if any, applicable to the Contractor under the Finance Facility for payment of any corresponding Milestone(s), Contractor shall invoice Purchaser the difference, if any, between the aggregate amount of payments due at that date under the Payment Plan and the aggregate amount of payments received up through such date under the ATP (such amount being the “ATP Balance”), and the payment of Contractor’s invoice shall be made no later than the maximum date provided for in the definitive financing documents after submission of the invoice to the applicable agent under the Finance Facility. Purchaser shall provide to Contractor a copy of the executed definitive financing documents for the Finance Facility (as may be redacted and subject to the confidentiality terms thereof).

Article 5: All references in the Contract to Eastern Standard Time or EST are hereby deleted and replaced with “New York time.”

Article 6: This Amendment may be executed and delivered (including via facsimile or other electronic means) in one or more counterparts, each of which shall be deemed to be an original, but all of which shall constitute one and the same agreement.

Article 7: All other provisions of the Contract not expressly referred to in this Amendment remain in full force and effect.

[Signature page follows]

Iridium / Thales Alenia Space Confidential & Proprietary CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.	2

IN WITNESS WHEREOF, the Parties have executed this Amendment by their duly authorized officers as of the date set forth in the Preamble.

IRIDIUM SATELLITE LLC	THALES ALENIA SPACE FRANCE

/s/ John S. Brunette	By:	/s/ Reynald Seznec
John S. Brunette	Name: Reynald Seznec
Chief Legal and Administrative Officer	Title: President & Chief Executive Officer

Iridium / Thales Alenia Space Confidential & Proprietary CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.	3